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                                                                Exhibit 10.(v)

                                                  OFFICIAL RECORDS
        RECORDING REQUESTED BY                       NYE. CO. NEV.
                                                RECORD REQUESTED BY
                                                  Argus Resources
        WHEN RECORDED MAIL TO                     '89 MAR-9 P3:15
                                                       230735
NAME    Argus Resources, Inc.                        NAOMA LYDON
STREET  1500 East Tropicana                           RECORDER
ADDRESS                                         FEE 10.00  DEP BB
CITY    Suite 110                                  -------    ----
STATE
ZIP     Las Vegas, NV 89119
-----------------------------------(SPACE ABOVE THIS LINE FOR RECORDER'S USE)---

                     DEED OF TRUST AND ASSIGNMENT OF RENTS

THIS DEED OF TRUST, made this      Eighth       day of       March      , 1989
                              -----------------        -----------------    --
BETWEEN   Nevada Manhattan Mining, Incorporated, a Nevada corporation
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                                                      , herein called Trustor.
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whose address is   24007 Ventura Boulevard, Suite 260, Calabasas, CA 91302
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                   (Number and Street)        (City)        (State) (Zip Code)


        First American Title Company of Nevada, a Nevada corporation

                                                 , herein called Trustee, and
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        Argus Resources, Inc., a Nevada corporation
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                                                 , herein called Beneficiary.
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Trustor irrevocably grants, transfers and assigns to Trustee, in trust, with power of sale, all that real property in the
Manhattan Mining District, County of Nye, State of Nevada, described as:
-------------------------            ---

        See Exhibit A attached hereto, and by this reference made a part hereof

TOGETHER with all the rights, privileges, title and interest which Trustor now has or may hereafter acquire in or to said property, including, without limitation, the rents, issues and profits thereof, and with the appurtenances and all buildings and improvements now or hereafter placed thereon, it being understood and agreed that all classes of property, attached or unattached, used in connection therewith shall be deemed fixtures and subject to the property above described;

SUBJECT, HOWEVER, to the right, power and authority given to and conferred upon Beneficiary hereinbelow to collect and apply such rents, issues and profits;

(For the purposes of this instrument all of the foregoing described real property, property rights and interests shall be referred to as "the property.")


                                                        BOOK 677 PAGE 23
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TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR AGREES:

        (1) To keep the property in good condition and repair; not to remove, substantially alter or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting the property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer or permit any act upon the property in violation of law; to cultivate, irrigate, fertilize, fumigate, prune and do all other acts which from the character or use of the property may be reasonably necessary, the specific enumerations herein not excluding the general.

        (2) To provide, maintain and deliver to Beneficiary fire, and if required by Beneficiary, other insurance satisfactory to and with loss payable to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

        (3) To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to the extent permitted by law, to pay all costs and expenses, including the cost of evidence of title and attorney's fees, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed of Trust or enforce the rights of Beneficiary or Trustee hereunder.

        (4) To pay: at least ten days before delinquency all taxes and assessments affecting the property, including assessments on appurtenant water stock; when due, all encumbrances, charges and liens, with interest, on the property or any part thereof, which appear to be prior or superior hereto; and all costs, fees and expenses of this Trust to the extent permitted by law.

        (5) Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation to do so, and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof. Beneficiary or Trustee being authorized to enter upon the property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his reasonable fees.

        (6) To pay immediately and without demand all sums expended by Beneficiary or Trustee pursuant to the terms of this Deed of Trust, with interest from date of expenditure at the rate set forth in the aforesaid promissory note.

        (7) That any award of damages in connection with any condemnation for public use of or injury to said property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such moneys received by him in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance.

        (8) That by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his right either to require prompt payment when due of all other sums so secured or to declare default for failure to pay.

        (9) That at any time, or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust
[COPY CUTS OFF AND IS NOT READABLE]


                                                               BOOK 677 PAGE 24
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        (10) That upon written request of Beneficiary stating that all sums secured hereby have been paid, and

                                  [ILLEGIBLE]

Trustee for cancellation and retention and upon repayment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

        (11) That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuance of these Trusts, to collect the rents, issues and profits of the property, reserving unto Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such rents, issues and profits as they become due and payable. Upon any such default, Beneficiary may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of the property or any part thereof, in his own name sue for or otherwise collect such rents, issues and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine.
The entering upon and taking possession of the property, the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

        (12) That upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold the property, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with Trustee this Deed of Trust, said promissory note and all documents evidencing expenditures secured hereby.

        After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell said property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale.

        After deducting all costs, fees and expenses of Trustee and of this Trust to the extent permitted by law, including the cost of evidence of title in connection with such sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the rate set forth in the aforesaid promissory note; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

        Immediately after such sale, Trustor shall surrender possession of the property to the purchaser, in the event possession has not previously been surrendered by Trustor, and upon failure to vacate the property, Trustor shall pay to the purchaser the reasonable rental value of the property, and/or at purchaser's option, may be dispossessed in accordance with the law applicable to tenant's holding over.

        (13) That Trustor, or if the property shall have been transferred, the then record owner, together with Beneficiary, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed and acknowledged by each and recorded in the office of the recorder of the county or counties where the property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this Deed is recorded, the name and address of the new Trustee, and such other matters as may be required by law. If notice of default shall have been recorded, this power of substitution cannot be exercised until after the costs, fees and expenses of the then acting Trustee shall have been paid to such Trustee, who shall endorse receipt thereof upon such instrument of substitution. The procedure herein provided for substitution of Trustees shall be exclusive of all other provisions for substitution, statutory or otherwise, to the extent permitted by law.

        (14) That this Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the owner and holder, including pledgees, of the promissory note secured hereby, whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural, and all obligations of each Trustor hereunder are joint and several.

        (15) That Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

        (16) Without affecting the liability of Trustee or of any other party now or hereafter bound by the terms hereof for any obligation secured hereby, Beneficiary may, from time to time and with or without notice as he shall determine, release any person now or hereafter liable for the performance of such obligation, extend the time for payment or performance, accept additional security, and alter, substitute or release any security.

        (17) Trustee or Beneficiary may enter upon and inspect the premises at any reasonable time.

        (18) No remedy hereby given to Beneficiary or Trustee is exclusive of any other remedy hereunder or under any present or future law. No delay on the part of Trustee or Beneficiary in enforcing their respective rights or remedies hereunder shall constitute a waiver thereof.

        (19) Trustor waives the right to assert at any time any statute of limitations as a bar to any action brought to enforce any obligation hereby secured.

        (20) Should Trustor, without Beneficiary's written consent, voluntarily sell, transfer or convey his interest in the property or any part thereof, or if by operation of law, it be sold, transferred or conveyed, then Beneficiary may, at its option, declare all sums secured hereby immediately due and payable. Consent to one such transaction shall not be deemed to be a waiver of the right to require such consent to future or successive transactions.

        (21) The invalidity or unenforceability of any provision herein shall not affect the validity and enforceability of any other provision.

EACH UNDERSIGNED TRUSTOR REQUESTS THAT A COPY OF ANY NOTICE OF DEFAULT AND OF ANY NOTICE OF SALE HEREUNDER SHALL BE MAILED TO HIM AT THE ADDRESS HEREINABOVE SET FORTH.

                                                                BOOK 677 PAGE 25
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              -----------------  DO NOT RECORD  ----------------
                         REQUEST FOR FULL RECONVEYANCE
                    To be used only when note has been paid.

To _____________________________ Trustee     Dated ____________________________

         The undersigned is the legal owner and holder of all indebtedness secured by the within Deed of Trust. All sums secured by said Deed of Trust have been fully paid and satisfied, and you are hereby requested and directed, on payment to you of any sums owing to you under the terms of said Deed of Trust, to cancel all evidences of indebtedness secured by said Deed of Trust delivered to you herewith, together with said Deed of Trust, and to reconvey, without warranty, to the parties designated by the terms of said Deed of Trust, the estate now held by you thereunder.

MAIL RECONVEYANCE TO:

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    Do not lose or destroy this Deed or Trust OR THE NOTE which it secures.
             Both must be delivered to the Trustee for cancellation
                        before reconveyance will be made.